UNITED
                    GOLD &
                    GOVERNMENT
                    FUND, INC.

                    ANNUAL
                    REPORT
                    -------------------------------------------
                    For the fiscal year ended December 31, 1995

MANAGER'S LETTER
DECEMBER 31, 1995
----------------------------------------------------------------------



Dear Shareholder:


This report relates to the operation of your Fund for the fiscal year ended December 31, 1995. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

Slow economic growth and low inflation during 1995 resulted in bonds outperforming investments in gold for the year. Active selling of gold by central banks and gold producers had a significant impact on the gold market by offsetting strong physical demand during the year. The net result was that gold prices remained stable throughout most of 1995.

In response to the slow economy, we reduced the Fund's exposure to gold and increased its holdings in government bonds throughout the year. During times of slow economic growth, long-term government bonds tend to offer more attractive returns than gold-related investments. With central banks and gold producers engaged in active selling, our investment strategies reflected a more optimistic outlook for the government securities market than for the gold market.

The strategies and techniques we applied resulted in performance by the Fund this past year that fell below two of the three indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the U.S. Government securities market (the Lehman Brothers Government Bond Index) and the universe of funds with similar investment objectives (the Lipper Gold Oriented Fund Universe Average). The Fund's heavy weighting in government securities resulted in the Fund outperforming the Lipper index. The equity markets generally experienced superior performance relative to the bond markets during 1995 causing the Fund to underperform the S&P 500 Index. The Lehman Brothers index outperformed the Fund primarily due to the Fund's gold-related investments.

During the latter part of 1995, changes in the gold market made it less attractive for gold producers to continue selling future production. As a result of these changes in the gold market, we have recently increased the Fund's exposure to gold and gold-related securities. If forward selling pressures continue to abate, and the physical demand for gold remains strong, investment opportunities in gold and gold-related securities should improve further.

Thank you very much for your continued support and confidence.


Respectfully,

Michael L. Avery
Manager, United Gold & Government Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     UNITED GOLD AND GOVERNMENT FUND, INC.,
         THE S&P 500 INDEX, THE LEHMAN BROTHERS GOVERNMENT BOND INDEX,
               AND THE LIPPER GOLD ORIENTED FUND UNIVERSE AVERAGE

Average Annual Total Return*
1 year    5 years   10 years
3.49%     5.79%     8.10%
                                                           Lipper
                                              Lehman         Gold
                     United                 Brothers     Oriented
                     Gold &          S&P  Government         Fund
                 Government          500        Bond     Universe
                 Fund, Inc.        Index       Index      Average
                  ---------    ---------   ---------    ---------
12/31/85           Purchase        9,425      10,000       10,000     10,000
12/31/86             13,335       11,867      11,532       13,679
12/31/87             17,382       12,490      11,786       18,699
12/31/88             16,702       14,564      12,616       15,534
12/31/89             19,779       19,180      14,412       18,961
12/31/90             15,509       18,584      15,670       14,772
12/31/91             15,737       24,246      18,071       14,089
12/31/92            `13,664       26,095      19,377       11,946
12/31/93             24,023       28,723      21,442       21,303
12/31/94             19,854       29,103      20,719       18,635
12/31/95             21,800       40,039      24,517       19,113

----- S&P 500 Index -- $40,039
+++++ Lehman Bros. Gov't Bond Index -- $24,517
===== United Gold & Government Fund, Inc.** -- $21,800
_____ Lipper Gold Oriented Fund Universe Average -- $19,113

 Past performance is not predictive of future performance. Indexes are unmanaged.
 *Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
**The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

Effective February 19, 1996, existing shares of United Gold & Government Fund, Inc. were reclassified as Class A shares and the Fund began offering Class Y shares. Class Y shares are offered through a Prospectus separate from the Class A Prospectus to certain institutional investors and are not subject to a sales charge, redemption fee or Rule 12b-1 fee.

SHAREHOLDER SUMMARY
----------------------------------------------------------------------
UNITED GOLD & GOVERNMENT FUND, INC.

PORTFOLIO STRATEGY:
Inflationary strategies:   OBJECTIVE:   High total return (income plus
                                        appreciation of share value).
Up to 100% in minerals-related
  securities.
Minimum of 25% so invested. STRATEGY:   Invests in precious metals
Up to 100% in foreign securities.       and minerals-related securities during
                                        periods of
Disinflationary strategies:             actual or expected inflation or when the
                                        investment
Up to 100% in U.S. Government           environment appears favorable;
  Securities.                           invests in U.S. Government
Maximum of 25% in minerals-             Securities during periods of
  related securities.                   disinflation or low inflation.
                                        (May purchase securities subject to
                                        repurchase agreements.  May invest in
                                        certain options and futures.)

                             FOUNDED:   1985

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY

                 PER SHARE DATA
For the Fiscal Year Ended December 31, 1995
--------------------------------------

DIVIDENDS PAID                $0.24
                              =====

NET ASSET VALUE ON
  12/31/95                    $8.75
  12/31/94                     8.19
                              -----
CHANGE PER SHARE              $0.56
                              =====

Past performance is not necessarily indicative of future results.



TOTAL RETURN HISTORY

                                 Average Annual Total Return
                               -----------------------------
                                   With            Without
Period                          Sales Load*      sales Load**
------                          ----------       ------------
1-year period ended 12-31-95      3.49%               9.80%
5-year period ended 12-31-95      5.79%               7.05%
10-year period ended 12-31-95     8.10%               8.75%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS


On December 31, 1995, United Gold & Government Fund, Inc. had net assets totaling $32,732,628 invested in a diversified portfolio of:

    61.19%     United States Government Securities
    24.53%     Common Stocks
    11.44%     Bullion
     2.84%     Cash and Cash Equivalents


As a shareholder of United Gold & Government Fund, Inc. for every $100 you had invested on December 31, 1995, your Fund owned:

     U.S. Government
       Securities                 $61.19
     Foreign Mining Stocks         13.65
     Bullion                       11.44
     U.S. Mining Stocks            10.35
     Cash and Cash Equivalents      2.84
     Miscellaneous Stocks           0.53


Not all holdings will be represented in the portfolio at all times.

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
DECEMBER 31, 1995

                                                Troy
                                              Ounces        Value

BULLION
 Gold*  ..................................     7,447  $ 2,890,449
 Platinum*  ..............................     2,145      854,139

TOTAL BULLION - 11.44%                                $ 3,744,588
 (Cost: $3,772,826)

                                              Shares

COMMON STOCKS
Gold
 Australia - 5.99%
 Acacia Resources Limited*  ..............   300,000      539,636
 Golden Shamrock Mines Limited*  .........   500,000      308,470
 Plutonic Resources Limited  .............   100,000      475,712
 PosGold Limited  ........................   213,000      424,305
 Ranger Minerals NL*  ....................   100,000      211,840
   Total .................................              1,959,963

 Canada - 7.66%
 Agnico-Eagle Mines Limited  .............    45,500      574,438
 Euro-Nevada Mining Corporation Limited  .    13,600      495,569
 Franco-Nevada Mining Corporation Limited      9,800      572,438
 Hemlo Gold Mines Inc.  ..................    35,000      328,125
 Placer Dome Inc.  .......................    15,000      361,875
 TVX Gold Inc.*  .........................    25,000      176,243
   Total .................................              2,508,688

 United States - 9.06%
 Battle Mountain Gold Company  ...........   100,000      850,000
 Homestake Mining Company  ...............    50,000      781,250
 Newmont Gold Company  ...................    30,500    1,334,375
   Total .................................              2,965,625

Total Gold - 22.71%                                     7,434,276

Metals - 1.29%
 United States
 Freeport-McMoRan Copper & Gold Inc.  ....    15,000      421,875


                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
DECEMBER 31, 1995

                                              Shares        Value

COMMON STOCKS (Continued)
Miscellaneous
 Domestic Oil - 0.26%
 Enron Oil & Gas Company  ................     3,500  $    84,000

 Public Utilities - Pipelines - 0.27%
 Sonat Inc.  .............................     2,500       89,063

Total Miscellaneous - 0.53%                               173,063

TOTAL COMMON STOCKS - 24.53%                          $ 8,029,214
 (Cost: $7,335,145)

                                           Principal
                                           Amount in
                                           Thousands

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   6.25%, 5-31-2000 ......................    $1,000    1,033,590
   5.875%, 6-30-2000 .....................     4,000    4,081,240
   7.25%, 8-15-2004 ......................     2,000    2,224,060
   7.875%, 11-15-2004 ....................     4,000    4,630,000
   8.875%, 8-15-2017 .....................     3,000    4,018,110
   8.875%, 2-15-2019 .....................     3,000    4,043,910

TOTAL UNITED STATES GOVERNMENT SECURITIES - 61.19%    $20,030,910
 (Cost: $18,320,775)

TOTAL SHORT-TERM SECURITIES - 1.99%
Repurchase Agreements
 J. P. Morgan Securities, 5.6%
   Repurchase Agreement dated
   12-29-95, to be repurchased
   at $650,404 on 1-2-96** ...............       650  $   650,000
 (Cost: $650,000)

TOTAL INVESTMENTS - 99.15%                            $32,454,712
 (Cost: $30,078,746)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.85%         277,916

NET ASSETS - 100.00%                                  $32,732,628


                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED GOLD & GOVERNMENT FUND, INC.
DECEMBER 31, 1995


Notes To Schedule Of Investments

 *Non-income producing.

**Collateralized by $483,000 U.S. Treasury Notes, 8.875% due 2-15-2019, market value and accrued interest aggregate $667,211.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

Assets
 Investments -- at value (Notes 1 and 3):
   Bullion (cost -- $3,772,826) ....................  $ 3,744,588
   Securities (cost -- $26,305,920) ................   28,710,124
                                                      -----------
                                                       32,454,712
 Cash  .............................................        4,914
 Receivable for interest and dividends  ............      421,366
 Prepaid insurance premium  ........................        9,847
                                                      -----------
    Total assets  ..................................   32,890,839
                                                      -----------
Liabilities
 Payable for Fund shares redeemed  .................      114,199
 Accrued transfer agency and dividend disbursing  ..       14,145
 Accrued service fee ...............................        5,888
 Accrued accounting services fee  ..................        1,667
 Other  ............................................       22,312
                                                      -----------
    Total liabilities  .............................      158,211
                                                      -----------
      Total net assets .............................  $32,732,628
                                                      ===========
Net Assets
 $1.00 par value capital stock, authorized --
   100,000,000; shares outstanding -- 3,742,294
   Capital stock ...................................  $ 3,742,294
   Additional paid-in capital ......................   54,740,556
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .          420
   Accumulated net realized loss on investment
    transactions  ..................................  (28,126,593)
   Net unrealized appreciation in value of
    investments at end of period  ..................    2,375,951
                                                      -----------
    Net assets applicable to outstanding units
      of capital....................................  $32,732,628
                                                      ===========
Net asset value per share (net assets divided by
 shares outstanding)  ..............................        $8.75
Sales load (offering price x 5.75%) ................          .53
                                                            -----
Offering price per share (net asset value
 divided by 94.25%)  ...............................        $9.28
                                                            =====
                  On sales of $100,000 or more the sales load
                   is reduced as set forth in the Prospectus.


                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended DECEMBER 31, 1995

Investment Income
 Income:
   Interest ........................................   $1,321,485
   Dividends .......................................      153,409
                                                       ----------
    Total income  ..................................    1,474,894
                                                       ----------
 Expenses (Note 2):
   Investment management fee .......................      249,509
   Transfer agency and dividend disbursing .........      167,663
   Service fee .....................................       54,875
   Accounting services fee .........................       20,000
   Custodian fees ..................................       17,488
   Audit fees ......................................       12,785
   Legal fees ......................................       11,210
   Other ...........................................       47,786
                                                       ----------
    Total expenses  ................................      581,316
                                                       ----------
      Net investment income ........................      893,578
                                                       ----------

Realized and Unrealized Gain (Loss) on Investments
 Realized net gain on bullion  .....................        3,044
 Realized net gain on securities  ..................    3,254,482
 Realized net gain on foreign
   currency transactions ...........................          322
                                                       ----------
   Realized net gain on investments ................    3,257,848
                                                       ----------
 Unrealized depreciation in value of bullion
   during the period ...............................       (7,421)
 Unrealized depreciation in value of securities
   during the period ...............................     (955,881)
                                                       ----------
   Unrealized depreciation in value of investments
    during the period  .............................     (963,302)
                                                       ----------
      Net gain on investments ......................    2,294,546
                                                       ----------
       Net increase in net assets resulting from
         operations ................................   $3,188,124
                                                       ==========


                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                              For the fiscal year
                                               ended December 31,
                                          -----------------------
                                              1995        1994
                                         -----------  -----------
Decrease in Net Assets
 Operations:
   Net investment income ............... $   893,578  $   248,353
   Realized net gain on investments ....   3,257,848    3,604,960
   Unrealized depreciation .............    (963,302)(12,222,484)
                                         -----------  -----------
    Net increase (decrease) in net
      assets resulting from
      operations .......................   3,188,124   (8,369,171)
                                         -----------  -----------
 Dividends to shareholders from
   net investment income* ..............    (900,579)    (249,300)
                                         -----------  -----------
 Capital share transactions:
   Proceeds from sale of shares
    (3,052,102 and 1,361,695 shares,
    respectively) ......................  25,203,531   12,898,882
   Proceeds from reinvestment of
    dividends (102,634 and 28,118
    shares, respectively)  .............     885,915      245,912
   Payments for shares redeemed
    (3,983,888 and 1,522,587 shares,
    respectively) ...................... (33,066,367) (14,012,232)
                                         -----------  -----------
    Net decrease in net assets
      resulting from capital
      share transactions ...............  (6,976,921)    (867,438)
                                         -----------  -----------
      Total decrease ...................  (4,689,376)  (9,485,909)
Net Assets
 Beginning of period  ..................  37,422,004   46,907,913
                                         -----------  -----------
 End of period, including undistributed
   net investment income of $420 and
   $7,099, respectively ................ $32,732,628  $37,422,004
                                         ===========  ===========


                    *See "Financial Highlights" on page 12.

                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
FINANCIAL HIGHLIGHTS
For a Share of Capital Stock Outstanding
Throughout Each Period:

                             For the fiscal year ended December 31,
                           --------------------------------------
                               1995   1994    1993   1992    1991
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $8.19  $9.97   $5.70  $6.63   $6.68
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income...........           0.24   0.05    0.04   0.06    0.15
 Net realized and
   unrealized gain
   (loss) on
   investments .....           0.56  (1.78)   4.27  (0.93)  (0.05)
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.80  (1.73)   4.31  (0.87)   0.10
                              -----  -----   -----  -----   -----
Less dividends from
 net investment
 income  ...........          (0.24) (0.05)  (0.04) (0.06)  (0.15)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period .....          $8.75  $8.19   $9.97  $5.70   $6.63
                              =====  =====   =====  =====   =====
Total return* ......           9.80%-17.36%  75.82%-13.18%   1.47%
Net assets, end
 of period (000
 omitted)  .........        $32,733$37,422 $46,908$27,136 $40,587
Ratio of expenses
 to average net
 assets  ...........           1.66%  1.59%   1.69%  1.88%   1.57%
Ratio of net invest-
 ment income to average
 net assets  .......           2.55%  0.57%   0.48%   .90%   2.11%
Portfolio turnover
 rate**  ...........         164.21% 64.89%  84.00% 61.50% 112.80%

   *Total return calculated without taking into account the sales load deducted on an initial purchase.
  **This rate is, in general, calculated by dividing the average value of the Fund's portfolio securities during the period into the lesser of its purchases or sales of securities in the period, excluding short-term securities and bullion.

                       See notes to financial statements.

UNITED GOLD & GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

NOTE 1 -- Significant Accounting Policies

     United Gold & Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek a high total return through investments in precious metals, minerals-related securities or U.S. Government Securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Gold and silver bullion are valued at the last spot settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that Exchange. Platinum bullion is valued at the last spot settlement price for current delivery as calculated by the New York Mercantile Exchange as of the close of that Exchange. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities and bullion, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

G. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $13.6 billion of combined net assets at December 31, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.


                            Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10             $      0
           From $   10 to $   25             $ 10,000
           From $   25 to $   50             $ 20,000
           From $   50 to $  100             $ 30,000
           From $  100 to $  200             $ 40,000
           From $  200 to $  350             $ 50,000
           From $  350 to $  550             $ 60,000
           From $  550 to $  750             $ 70,000
           From $  750 to $1,000             $ 85,000
                $1,000 and Over              $100,000

     At present, the Fund operates under state expense requirements which limit the amount of aggregate annual expenses, adjusted for certain excess expenses, that the Fund may incur during its fiscal year. The Manager will reimburse the Fund for any expenses in excess of the limitation. No such reimbursement is required for the period ended December 31, 1995.

     The Fund pays WARSCO a per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $58,922, out of which W&R paid sales commissions of $31,600 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $1,405.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $17,108,702 while proceeds from maturities and sales aggregated $36,577,729. Purchases of bullion aggregated $2,347,061 while proceeds from the sale of bullion aggregated $1,203,168. Purchases of short-term securities and U.S. Government securities aggregated $1,317,665,959 and $28,487,500, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $1,325,820,000 and $10,643,984, respectively.

     For Federal income tax purposes, cost of investments owned at December 31, 1995 was $30,078,746, resulting in net unrealized appreciation of $2,375,966, of which $2,719,820 related to appreciated securities and $343,854 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $3,604,961 during the year ended December 31, 1994, which was fully offset by utilization of capital loss carryforwards. Remaining prior year capital loss carryforwards of the Fund aggregated $31,384,119 at December 31, 1994. This amount is available to offset future realized capital gain net income for Federal income tax purposes through December 31, 1996; $11,894,711 of this amount is available through December 31, 1997: $11,331,322 is available through December 31, 1998; $6,823,792 is available through December 31, 1999 and $4,958,441 is available through December 31, 2000.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of United Gold & Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Gold & Government Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
February 8, 1996

INCOME TAX INFORMATION

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your 1995 Federal income tax return.


                       PER-SHARE AMOUNTS REPORTABLE AS:
                   ----------------------------------------------
                  For Individuals           For Corporations
               -------------------------------------------------------
Record           Ordinary Long-Term                Non- Long-Term
Date      Total    IncomeCapital GainQualifyingQualifyingCapital Gain
--------- -----    -------------------------------------------------
03-17-95 $0.010   $0.0100   $0.0000   $0.0015   $0.0085   $0.0000
06-16-95  0.010    0.0100    0.0000    0.0004    0.0096    0.0000
09-15-95  0.010    0.0100    0.0000    0.0004    0.0096    0.0000
12-15-95  0.209    0.2090    0.0000    0.0081    0.2009    0.0000
         ------   -------   -------    ------   -------   -------
Total    $0.239   $0.2390   $0.0000   $0.0104   $0.2286   $0.0000
         ======   =======   =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

To all IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.








DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
James B. Judd, Kansas City, Missouri
William T. Morgan, Los Angeles, California
Doyle Patterson, Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona
Leslie S. Wright, Birmingham, Alabama

OFFICERS
Keith A. Tucker, President
Michael L. Avery, Vice President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Carl E. Sturgeon, Vice President





This report is submitted for the general information of the shareholders of United Gold & Government Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Gold & Government Fund, Inc. current prospectus.

THE UNITED GROUP OF MUTUAL FUNDS


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.












---------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com




NUR1013A(12-95)
printed on recycled paper